UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

NEKTAR THERAPEUTICS

(Exact name of Registrant as specified in its charter)

Delaware	0-24006	94-3134940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Industrial Road

San Carlos, California 94070

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to Item 5.02 for information on the terms and conditions of an offer letter, executed on January 10, 2006, by Nektar Therapeutics (“Nektar”) and Mr. Louis Drapeau.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

In connection with the appointment of Mr. Drapeau to serve as Nektar’s Senior Vice President, Finance and Chief Financial Officer, Mr. Ajay Bansal has resigned from the position of Chief Financial Officer and Vice President, Finance and Administration.

(c)

On January 17, 2006, Mr. Drapeau joined Nektar to serve as Senior Vice President, Finance and Chief Financial Officer. On the date this report was filed, Nektar made a public announcement of Mr. Drapeau’s appointment. Reference is made to the press release in Exhibit 99.1 to this report.

Mr. Drapeau, 61, has over 30 years experience in the financial services and biotechnology sectors. From August 2002 to August 2005, Mr. Drapeau held the position of Senior Vice President and Chief Financial Officer of BioMarin Pharmaceutical Inc. (Nasdaq: BMRN), a fully integrated biopharmaceutical company. Mr. Drapeau also held the position of Acting Chief Executive Officer of BioMarin from August 2004 to May 2005. He previously spent over 30 years with Arthur Andersen including 19 years as an Audit Partner in Arthur Andersen’s Northern California Audit and Business Consulting practice including 12 years as Managing Partner. Mr. Drapeau has an undergraduate degree in mechanical engineering and masters in business administration from Stanford University in California.

Pursuant to the terms of an offer letter by and between Nektar and Mr. Drapeau executed on January 10, 2006, Mr. Drapeau will be eligible to receive a base salary of $352,500 and target variable compensation of $117,500. Subject to the approval of Nektar’s Compensation Committee, Mr. Drapeau will be granted an option to purchase 90,000 shares of Nektar’s common stock under Nektar’s 2000 Equity Incentive Plan at an exercise price based on the closing price of Nektar’s stock on the day preceding the option grant date.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Offer letter, executed on January 10, 2006, by Nektar Therapeutics and Mr. Louis Drapeau.

99.1	Press Release titled “Nektar Therapeutics Appoints New Chief Financial Officer.”

Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Exhibit 99.1 to this report shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Nevan C. Elam
Nevan C. Elam Senior Vice President Corporate Operations and General Counsel

Date: January 19, 2006